Exhibit (j)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 60 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.


                                                         /s/ Ropes & Gray LLP
                                                         --------------------
                                                         Ropes & Gray LLP




Washington, D.C.
April 18, 2007